UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2022

EXTERRAN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36875	47-3282259
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11000 Equity Drive Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXTN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on January 24, 2022, Exterran Corporation, a Delaware corporation (“Exterran”), Enerflex Ltd., a Canadian corporation (“Enerflex”) and Enerflex US Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of Enerflex (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Exterran (the “Merger”), with Exterran surviving the Merger as a direct and wholly-owned subsidiary of Enerflex.

In connection with the Merger, Enerflex filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as amended, the “Form F-4”). On September 9, 2022, Exterran filed a definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) with the SEC for the solicitation of proxies in connection with the special meeting of Exterran’s stockholders to be held on October 11, 2022, for purposes of voting, among other things, on a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

As previously disclosed, following announcement of the merger, five purported stockholders of Exterran filed substantially similar lawsuits under Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934 (the “Complaints”). One suit was filed in the U.S. District Court for the Southern District of New York. Two were filed in the U.S. District Court for the Eastern District of New York. One suit was filed in the U.S. District Court for the Eastern District of Pennsylvania. The fifth suit was filed in the U.S. District Court for the District of Delaware. The suit filed in the U.S. District Court for the Southern District of New York, along with one of the two suits filed in the U.S. District Court for the Eastern District of New York, have been voluntarily dismissed. The other three suits remain pending. The Complaints assert claims that Exterran made misleading or materially incomplete disclosures regarding the merger in the Form F-4, including but not limited to claims that the Form F-4 omitted material information regarding the financial projections provided to Exterran’s financial advisor, the valuation analyses performed by Exterran’s financial advisor, and alleged conflicts of Exterran officers and directors with respect to the merger. The Complaints generally name Exterran and its directors as defendants and seek declarative and injunctive relief, damages, costs, expenses, and other relief. In addition to the Complaints, purported stockholders of Exterran have delivered demand letters to Exterran that, among other things, allege the disclosure contained in the Proxy Statement/Prospectus is deficient and request that Exterran supplement such disclosure prior to the Exterran special meeting (the “Demand Letters”).

Exterran and the Exterran board believe the Complaints and the Demand Letters are without merit, that the Proxy Statement/Prospectus fully complies with the Exchange Act and all other applicable law, and that no further disclosure is required. However, solely in order to avoid the risk of delaying or otherwise adversely affecting the consummation of the merger and to minimize the expense and distraction of defending such actions, Exterran hereby voluntarily amends and supplements the Proxy Statement/Prospectus as set forth in this Current Report on Form 8-K. Nothing in the supplemental disclosures set forth below should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

The Exterran board unanimously recommends that Exterran stockholders vote “FOR” each of the Exterran proposals at the Exterran special meeting, each as described in the Proxy Statement/Prospectus.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement/Prospectus. All page references in this Current Report on Form 8-K are to pages of the Proxy Statement/Prospectus and to the corresponding pages of the preliminary proxy statement/prospectus included in the Form F-4, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus. The following information should be read in conjunction with the Proxy Statement/Prospectus and the Form F-4, which should be read in their entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus or the Form F-4, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement/Prospectus or the Form F-4.

Supplemental Disclosures to the Proxy Statement/Prospectus

Exterran has agreed to make these supplemental disclosures to the Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus. Paragraph references used herein refer to the Proxy Statement/Prospectus before any additions or deletions resulting from the supplemental disclosures. Underlined text shows text being added to a referenced disclosure in the Proxy Statement/Prospectus. The information contained herein speaks only as of September 30, 2022 unless the information indicates another date applies.

1.

The section of the Proxy Statement/Prospectus entitled “The Exterran Merger Proposal—Opinion of the Financial Advisor to Exterran—Opinion of Wells Fargo Securities, LLC—Exterran Financial Analyses—Exterran Selected Public Companies Analysis” is hereby amended as follows:

The seventh full paragraph on page 119 of the Proxy Statement/Prospectus is amended and restated in its entirety to read as follows:

The companies selected by Wells Fargo Securities and the TEV/2022E EBITDA for each of the selected companies were as follows:

TEV/2022E EBITDA
Enerflex	5.2x
Exterran	3.7x

2.

The section of the Proxy Statement/Prospectus entitled “The Exterran Merger Proposal—Opinion of the Financial Advisor to Exterran—Opinion of Wells Fargo Securities, LLC—Exterran Financial Analyses— Exterran Selected Precedent Transactions Analysis” is hereby amended as follows:

The following paragraph and table are added after the fifth full paragraph on page 120 of the Proxy Statement/Prospectus:

The ratio of the target company’s enterprise value to LTM Adjusted EBITDA for the transactions selected by Wells Fargo Securities were as follows:

Target	Acquiror	Enterprise Value / LTM Adjusted EBITDA
Chicago Bridge & Iron Company N.V.	McDermott International	5.9x
Axip Energy Services, LP (contact compression and processing business and after-market services business)	Enerflex Ltd.	7.5x

3.

The section of the Proxy Statement/Prospectus entitled “The Exterran Merger Proposal—Opinion of the Financial Advisor to Exterran—Opinion of Wells Fargo Securities, LLC—Enerflex Financial Analyses— Enerflex Selected Public Companies Analysis” is hereby amended as follows:

The sixth full paragraph on page 121 of the Proxy Statement/Prospectus is amended and restated in its entirety to read as follows:

The companies selected by Wells Fargo Securities and the TEV/2022E EBITDA for each of the selected companies were as follows:

TEV/2022E EBITDA
Enerflex	5.2x
Exterran	3.7x

Advisory Regarding Forward-Looking Information

This communication contains forward-looking information within the meaning of applicable Canadian securities laws and within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to the respective management expectations about future events, results of operations and the future performance (both operational and financial) and business prospects of Enerflex, Exterran, or the combined entity. All statements other than statements of historical fact are forward-looking statements. The use of any of the words “anticipate”, “future”, “plan”, “contemplate”, “continue”, “estimate”, “expect”, “intend”, “propose”, “might”, “may”, “will”, “shall”, “project”, “should”, “could”, “would”, “believe”, “predict”, “forecast”, “pursue”, “potential”, “objective” and “capable” and similar expressions are intended to identify forward-looking information. In particular, this communication includes (without limitation) forward-looking information pertaining to: the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company’s plans, objectives, expectations and intentions. This forward-looking information is based on assumptions, estimates and analysis made by Exterran and Enerflex and their perception of trends, current conditions and expected developments, as well as other factors that are believed by Enerflex to be reasonable and relevant in the circumstances and in light of the Merger.

All forward-looking information in this communication is subject to important risks, uncertainties, and assumptions, which are difficult to predict and which may affect Enerflex’s or the combined company’s operations, including, without limitation: the satisfaction of closing conditions to the Merger in a timely manner, if at all; receipt of all necessary regulatory and/or competition approvals on terms acceptable to Enerflex and Exterran; the impact of economic conditions including volatility in the price of oil, gas, and gas liquids, interest rates and foreign exchange rates; industry conditions including supply and demand fundamentals for oil and gas, and the related infrastructure including new environmental, taxation and other laws and regulations; business disruptions resulting from the ongoing COVID-19 pandemic; the ability to continue to build and improve on proven manufacturing capabilities and innovate into new product lines and markets; increased competition; insufficient funds to support capital investments required to grow the business; the lack of availability of qualified personnel or management; political unrest; and other factors, many of which are beyond the control of Enerflex and Exterran. Readers are cautioned that the foregoing list of assumptions and risk factors should not be construed as exhaustive. While the parties believe that there is a reasonable basis for the forward-looking information and statements included in this communication, as a result of such known and unknown risks, uncertainties and other factors, actual results, performance, or achievements could differ and such differences could be material from those expressed in, or implied by, these statements. The forward-looking information included in this communication should not be unduly relied upon as a number of factors could cause actual results to differ materially from the results discussed in these forward-looking statements, including but not limited to: the completion and related timing for completion of the Merger; the ability of Enerflex and Exterran to timely receive any necessary regulatory, shareholder, stock exchange, lender, or other third-party approvals to satisfy the closing conditions of the Merger; interloper risk; the ability to complete the

Merger on the terms contemplated by Enerflex and Exterran or at all; the ability of the combined entity to realize the anticipated benefits of, and synergies from, the Merger and the timing and quantum thereof; consequences of not completing the Merger, including the volatility of the share prices of Enerflex and Exterran, negative reactions from the investment community and the required payment of certain costs related to the Merger; actions taken by government entities or others seeking to prevent or alter the terms of the Merger; potential undisclosed liabilities unidentified during the due diligence process; the accuracy of the pro forma financial information of the combined entity; the interpretation of the Merger by tax authorities; the success of business integration and the time required to successfully integrate; the focus of management’s time and attention on the Merger and other disruptions arising from the Merger; the ability to maintain desirable financial ratios; the ability to access various sources of debt and equity capital, generally, and on acceptable terms, if at all; the ability to utilize tax losses in the future; the ability to maintain relationships with partners and to successfully manage and operate integrated businesses; risks associated with technology and equipment, including potential cyberattacks; the occurrence of unexpected events such as pandemics, war, terrorist threats and the instability resulting therefrom; risks associated with existing and potential future lawsuits, shareholder proposals and regulatory actions; and those factors referred to under the heading “Risk Factors” in Enerflex’s Annual Information Form and Exterran’s Form 10-K, each for the year ended December 31, 2021, and in Enerflex’s Management’s Discussion and Analysis and Exterran’s Form 10-Q, each for the three and six months ended June 30, 2022, located on SEDAR and EDGAR respectively. In addition, the effects and impacts of the ongoing COVID-19 pandemic, the rapid decline in global energy prices and the length of time to significantly reduce the global threat of COVID-19 on Enerflex’s, Exterran’s, and the combined entity’s respective businesses, the global economy and markets are unknown and cannot be reasonably estimated at this time and could cause actual results to differ materially from the forward-looking statements contained in this communication.

The forward-looking information contained herein is expressly qualified in its entirety by the above cautionary statement. The forward-looking information included in this communication is made as of the date of this communication and, other than as required by law, Enerflex and Exterran disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. This communication and its contents should not be construed, under any circumstances, as investment, tax or legal advice.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination (the “Transaction”) between Enerflex and Exterran or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Transaction, Enerflex and Exterran have filed and will file relevant materials with the SEC. These materials include a Registration Statement containing a proxy statement/prospectus regarding each of Enerflex and Exterran, respectively. The definitive proxy statement filed by Exterran with the SEC on September 9, 2022 contains important information about the proposed Transaction and related matters. The Circular contains a detailed description of the Transaction and is available under Enerflex’s SEDAR profile at www.sedar.com, on EDGAR at www.sec.gov, and on Enerflex’s website at www.enerflex.com. INVESTORS AND SHAREHOLDERS ARE URGED AND ADVISED TO READ THE PROXY STATEMENT AND/OR THE CIRCULAR CAREFULLY

BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the Transaction and any other documents filed by Exterran with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, and with SEDAR, may be obtained free of charge from the SEDAR website at www.sedar.com. The documents filed by Enerflex with the SEC and SEDAR may also be obtained free of charge on Enerflex’s website at www.enerflex.com. Alternatively, these documents, when available, can be obtained free of charge from Enerflex upon written request to Enerflex Ltd., Attn: Investor Relations, Suite 904, 1331 Macleod Trail S.E., Calgary, Alberta, Canada T2G 0K3, or by calling 1 (403) 387-6377. The documents filed by Exterran with the SEC may be obtained free of charge at Exterran’s website at www.exterran.com. Alternatively, these documents, when available, can be obtained free of charge from Exterran upon written request to investor.relations@exterran.com or by calling 1 (281) 836-7000.

Participants in the Solicitation

Enerflex, Exterran, and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Exterran’s shareholders in connection with the Transaction. Information about Exterran’s directors and executive officers and their ownership of Exterran’s securities is set forth in the definitive proxy statement and may also be obtained free of charge at Exterran’s website at www.exterran.com. Alternatively, these documents can be obtained free of charge from Exterran upon written request to investor.relations@exterran.com or by calling 1 (281) 836-7000. You may obtain information about Enerflex’s executive officers and directors in Enerflex’s AIF, which was filed with SEDAR on February 23, 2022. These documents may be obtained free of charge from the SEDAR website at www.sedar.com and may also be obtained free of charge at Enerflex’s website at www.enerflex.com. Alternatively, these documents can be obtained free of charge from Enerflex upon written request to Enerflex Ltd., Attn: Investor Relations, Suite 904, 1331 Macleod Trail S.E., Calgary, Alberta, Canada T2G 0K3, or by calling 1 (403) 387-6377. Additional information regarding the interests of all such individuals in the proposed Transaction is included in the definitive proxy statement relating to the Transaction as filed with the SEC, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

	By:	/s/ David A. Barta
	Name:	David A. Barta
Date: September 30, 2022	Title:	Senior Vice President and Chief Financial Officer

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